CASH AND CASH EQUIVALENTS	12 Months Ended
Dec. 31, 2019
Cash and Cash Equivalents [Abstract]
CASH AND CASH EQUIVALENTS
CASH AND CASH EQUIVALENTS
The following table sets forth components of our cash and cash equivalents as of December 31, 2019 (Successor) and December 31, 2018 (Predecessor):

In thousands of U.S. dollars	2019 (Successor)	2018 (Predecessor)
Cash and cash equivalents	11,727	8,432
Cash and cash equivalents in DVB accounts (1)	927	—
Cash on vessels	27	14
Total cash and cash equivalents	12,681	8,446

(1)
We maintain bank accounts that are pledged under our DVB Credit Facility (as described in Note 7). Under the terms of the DVB Credit Facility, the earnings generated from the AHTS vessels must be deposited into these accounts. These accounts are subject to a minimum liquidity requirement of an aggregate of $750,000 and also require that the Company fund any Excess Earnings (defined as each vessel's earnings less budgeted operating expenses, interest payments and the maintenance of the minimum liquidity requirement) related to such vessels, up to $3.6 million in aggregate, to a drydock reserve account, the proceeds of which are to be utilized for the vessel’s next scheduled drydock. For the first 36 months after the initial drawdown date (through September 2020), any Excess Earnings related to each vessel, after funding the minimum liquidity requirement and drydock reserve account, shall be utilized to repay the credit facility.  Starting 39 months after the initial drawdown date, the DVB Credit Facility shall be repaid in consecutive quarterly installments of $0.2 million in aggregate with a balloon payment due upon the maturity date of September 2022.